UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2019

Annual Report

to Shareholders

DWS Short Duration High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund's Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
53	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration High Income Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Management Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess macroeconomic trends and the market’s overall risk-and-return profile. To select securities, portfolio management analyzes economic conditions for improving or undervalued sectors and industries; uses independent credit research to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential; assesses new offerings versus secondary market opportunities; and seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process. Positions are sized based upon downside risk to mitigate potential volatility due to riskier holdings.

Class A shares of the Fund returned 5.31% (unadjusted for sales charges) during the 12-month period ended September 30, 2019, underperforming the 5.91% gain of the ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index but slightly outperforming the 5.27% average return of the funds in its Morningstar peer group, High Yield Bond Funds.

The strong showing for the high-yield market stemmed from a number of favorable factors, including continued strength in equities, healthy investor risk appetites, and the two quarter-point interest-rate cuts by the U.S. Federal Reserve (Fed). In addition, the Fed’s dovish commentary gave investors confidence that there was a high likelihood of further cuts. Despite positive returns overall, several developments fueled stretches of market volatility. The escalation of U.S.-China trade tensions, including the imposition of bilateral tariffs and other restrictions, was an important source of uncertainty. Geopolitical issues, weakness in oil prices, and the steady slowdown in global growth were additional headwinds that

4	|	DWS Short Duration High Income Fund

dampened the upside for high yield. All of the market’s gain occurred year-to-date in 2019, as a sharp sell-off in risk assets during the fourth quarter of 2018 led to a loss of –2.63% for the index in that time.

The decline in U.S. Treasury yields was the primary contributor to the gain for high-yield bonds, as yield spreads rose over the course of the period. The yield spread of the ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index moved from 242 basis points (2.42 percentage points) on the final day of September 2018 to 297 on September 30, 2019. However, the yield on the benchmark 10-year U.S. Treasury note fell from 3.05% to 1.68% in the same interval.

“We believe fundamental credit analysis remains essential to identify quality, undervalued securities with compelling total return potential relative to the underlying risks.”

Supply-and-demand factors added to the healthy foundation for the market. U.S. high yield experienced inflows of about $6 billion over the course of the full 12 months, as positive net flows year-to-date in 2019 outweighed the effect of outflows in last year’s fourth quarter. At a time of falling government bond yields in the United States and Europe, investors gravitated toward higher-yielding debt. On the supply side, new-issue volume declined approximately 6% compared to the 12-month period ended September 30, 2018. The use of proceeds from new issuance remained focused on refinancing, contributing to low default expectations by reducing concerns about near-term maturities for high-yield issuers.

BB rated bonds outpaced B rated debt, reflecting investors’ caution about higher-risk bonds given that the credit cycle appeared to be moving toward its late stages.

Short duration high-yield issues trailed the broader market, as measured by the 6.30% return of the ICE BofA ML US High Yield Index. The primary reason for the difference was the lower interest-rate sensitivity of short-duration bonds, which prevented them from participating in the outperformance of longer-dated debt.

Contributors and Detractors

The Fund’s security selection aided performance, but the benefit was outweighed by the effect of sector allocations. With respect to the latter, an underweight in the home construction industry — which outperformed

DWS Short Duration High Income Fund	|	5

due to the robust housing market — was a key detractor. The Fund’s allocations among the various credit tiers added value, however, with an underweight in lower-rated single B bonds contributing to returns.

Among individual securities, an overweight in the short-dated bonds of cable firm CCO Holdings LLC was a top contributor to performance. The company’s near-term debt traded well on the expectation that the company would be able to finance these issues. A zero weighting in Mallinckrodt PLC — a pharmaceuticals producer with significant exposure to opioid litigation — aided relative performance, as the bonds fell sharply on concerns that the litigation could cause the company to become insolvent. A position in the short-dated bonds of the mining company Freeport McMoRan, Inc., further contributed to results. The company reported better operating results and successfully refinanced its maturing debt, leading to a ratings upgrade.

The largest detractors from relative performance were generally the Fund’s underweight or zero-weightings in certain benchmark components that outperformed. For example, the lack of a position in the health care provider Community Health Systems, Inc. detracted after the lower-rated issuer sold several of its hospitals and used the proceeds to strengthen its balance sheet. An underweight in the consumer finance firm Springleaf Finance Corp. also detracted, as the bonds moved higher after the company refinanced its debt and received a ratings upgrade. The lack of a position in the bonds of Xerox Corp., which gained ground thanks to better-than-expected financial results, was an additional detractor.

Outlook and Positioning

We retain a constructive view on U.S. high yield. However, we are keeping a close eye on both market volatility and the potential that the economic weakness in Europe could spread globally. We are concerned that a continuation of the U.S.-China trade conflict, including further tariffs, may result in a more pronounced slowdown in the U.S. economy. We are also alert to the possibility that the Fed may not cut rates as aggressively as investors are anticipating, although we believe Fed policy moves are likely to be measured, well communicated, and supportive for the asset class. Additional concerns include the possibility that heightened volatility in energy prices or lingering geopolitical and macroeconomic issues could weigh on investors’ appetite for risk. We continue to monitor the overall credit quality and covenant terms of new-issue bonds, as we

6	|	DWS Short Duration High Income Fund

view an increase in equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten.

With this said, we continue to see latitude for positive returns thanks to the category’s above-average yield and the potential for selective gains at the individual security level. Our favorable outlook continues to be driven by a combination of factors, including the low probability of a U.S. recession and/or a spike in default rates in the near term. While issuer leverage has increased modestly in recent quarters, we continue to see strong interest coverage and manageable near-term debt maturities.

In this environment, we believe fundamental credit analysis remains essential to identify quality, undervalued securities with compelling total return potential relative to the underlying risks.

DWS Short Duration High Income Fund	|	7

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of October 9, 2019).

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Short Duration High Income Fund

Terms to Know

ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB–B 1–5 Year Constrained Index is an unmanaged which tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

The Morningstar High Yield Bond category portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. It is not possible to invest directly in a Morningstar category. The category average return in the one-year period ended September 30, 2019 was 5.27%.

ICE BofA Merrill Lynch US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

DWS Short Duration High Income Fund	|	9

Performance Summary	September 30, 2019 (Unaudited)

Class A	1-Year	Life of Fund*

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	5.31%	4.00%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.41%	2.39%
ICE BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index†	5.91%	4.58%

Class R6	1-Year	Life of Fund*

Average Annual Total Returns as of 9/30/19
No Sales Charges	5.52%	4.23%
ICE BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index†	5.91%	4.58%

Class S	1-Year	Life of Fund*

Average Annual Total Returns as of 9/30/19
No Sales Charges	5.53%	4.23%
ICE BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index†	5.91%	4.58%

Institutional Class	1-Year	Life of Fund*

Average Annual Total Returns as of 9/30/19
No Sales Charges	5.52%	4.23%
ICE BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index†	5.91%	4.58%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 1.67%, 1.52%, 1.55% and 1.49% for Class A, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

10	|	DWS Short Duration High Income Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on December 18, 2017.

†

ICE (Intercontinental Exchange Inc.) BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index in an unmanaged which tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

DWS Short Duration High Income Fund	|	11

	Class A	Class R6	Class S	Institutional Class

Net Asset Value
9/30/19	$9.92	$9.92	$9.92	$9.92
9/30/18	$9.88	$9.87	$9.87	$9.87

Distribution Information as of 9/30/19
Income Dividends, Twelve Months	$.46	$.48	$.48	$.48
September Income Dividend	$.0351	$.0371	$.0371	$.0371
SEC 30-day Yield††	3.39%	3.64%	3.64%	3.64%
Current Annualized Distribution Rate††	4.25%	4.49%	4.49%	4.49%

††

The SEC yield is net investment income per share earned over the month ended September 30, 2019 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.85%, 3.15%, 2.98% and 3.11% for Class A, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.71%, 4.00%, 3.83% and 3.96% for Class A, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS Short Duration High Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	9/30/19	9/30/18
Corporate Bonds	77%	75%
Loan Participations and Assignments	19%	25%
Cash Equivalents	4%	0%
	100%	100%

Quality (Excluding Cash Equivalents)	9/30/19	9/30/18
BBB	18%	17%
BB	64%	59%
B	18%	24%
CCC	0%	—
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/19	9/30/18
Effective Maturity	2.6 years	3.1 years
Effective Duration	1.4 years	1.7 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

DWS Short Duration High Income Fund	|	13

Investment Portfolio	as of September 30, 2019

	Principal Amount ($)	Value ($)
Corporate Bonds 76.6%
Communication Services 15.0%

Altice Luxembourg SA, 144A, 7.75%, 5/15/2022	200,000	204,249

AMC Networks, Inc., 5.0%, 4/1/2024	140,000	144,204

Cablevision Systems Corp., 5.875%, 9/15/2022	200,000	215,500

CCO Holdings LLC:

144A, 4.0%, 3/1/2023	250,000	254,062

5.125%, 2/15/2023	60,000	60,975

5.25%, 9/30/2022	30,000	30,344

CenturyLink, Inc.:

Series V, 5.625%, 4/1/2020	167,000	169,313

Series T, 5.8%, 3/15/2022	260,000	273,975

Series S, 6.45%, 6/15/2021	27,000	28,350

Clear Channel Worldwide Holdings, Inc., 144A, 9.25%, 2/15/2024	8,000	8,789

CommScope, Inc.:

144A, 5.5%, 3/1/2024	60,000	61,725

144A, 6.0%, 3/1/2026	50,000	51,740

DISH DBS Corp.:

5.0%, 3/15/2023	125,000	126,287

6.75%, 6/1/2021	115,000	121,015

Entercom Media Corp., 144A, 7.25%, 11/1/2024	45,000	46,575

Intelsat Jackson Holdings SA, 144A, 9.5%, 9/30/2022	50,000	58,000

Lamar Media Corp., 5.75%, 2/1/2026	50,000	52,863

Level 3 Parent LLC, 5.75%, 12/1/2022	74,000	74,296

Netflix, Inc., 5.5%, 2/15/2022	105,000	111,300

Sirius XM Radio, Inc.:

144A, 3.875%, 8/1/2022	80,000	81,225

144A, 4.625%, 5/15/2023	50,000	50,938

144A, 4.625%, 7/15/2024	20,000	20,737

Sprint Communications, Inc.:

6.0%, 11/15/2022	80,000	85,000

7.0%, 8/15/2020	28,000	28,902

T-Mobile U.S.A., Inc., 6.5%, 1/15/2024	65,000	67,425

Univision Communications, Inc., 144A, 5.125%, 5/15/2023	65,000	65,203

Zayo Group LLC, 6.0%, 4/1/2023	50,000	51,313

		2,544,305

Consumer Discretionary 8.0%

Ally Financial, Inc., 4.125%, 3/30/2020	160,000	161,000

American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	60,000	58,275

Dana Financing Luxembourg Sarl, 144A, 5.75%, 4/15/2025	20,000	20,417

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration High Income Fund

	Principal Amount ($)	Value ($)

Eldorado Resorts, Inc., 6.0%, 4/1/2025	85,000	89,675

Goodyear Tire & Rubber Co., 8.75%, 8/15/2020	5,000	5,260

Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020	200,000	199,062

Lennar Corp., 4.75%, 4/1/2021	268,000	273,695

Mattel, Inc., 4.35%, 10/1/2020	250,000	251,875

NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	28,000	28,479

Party City Holdings, Inc., 144A, 6.125%, 8/15/2023 (a)	20,000	20,350

Penske Automotive Group, Inc., 3.75%, 8/15/2020	40,000	40,152

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	15,000	15,398

Staples, Inc., 144A, 7.5%, 4/15/2026	50,000	51,515

TRI Pointe Group, Inc., 5.875%, 6/15/2024	20,000	21,300

United Rentals North America, Inc., 6.5%, 12/15/2026	50,000	54,475

WMG Acquisition Corp., 144A, 4.875%, 11/1/2024	50,000	51,688

Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025	15,000	15,792

		1,358,408

Consumer Staples 1.3%

Cott Holdings, Inc., 144A, 5.5%, 4/1/2025	85,000	88,190

JBS U.S.A. LUX SA, 144A, 5.75%, 6/15/2025	20,000	20,836

JBS USA LUX SA, 144A, 5.875%, 7/15/2024	52,000	53,563

Pilgrim’s Pride Corp., 144A, 5.75%, 3/15/2025	45,000	46,575

Post Holdings, Inc., 144A, 5.0%, 8/15/2026	15,000	15,556

		224,720

Energy 14.3%

Antero Resources Corp.:

5.125%, 12/1/2022	100,000	87,875

5.375%, 11/1/2021	125,000	120,625

5.625%, 6/1/2023 (a)	50,000	43,250

Archrock Partners LP, 6.0%, 10/1/2022	40,000	40,450

Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	110,000	110,583

Chesapeake Energy Corp., 4.875%, 4/15/2022	90,000	72,675

CNX Resources Corp., 5.875%, 4/15/2022	108,000	103,680

Continental Resources, Inc., 4.5%, 4/15/2023	37,000	38,412

Crestwood Midstream Partners LP, 6.25%, 4/1/2023	90,000	92,362

DCP Midstream Operating LP, 3.875%, 3/15/2023	115,000	116,294

Diamondback Energy, Inc., 4.75%, 11/1/2024	30,000	30,713

EnLink Midstream Partners LP, 4.4%, 4/1/2024	75,000	72,229

Genesis Energy LP, 6.75%, 8/1/2022	60,000	60,876

Gulfport Energy Corp., 6.625%, 5/1/2023	30,000	23,400

HighPoint Operating Corp., 7.0%, 10/15/2022	50,000	45,000

Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024	150,000	140,250

Laredo Petroleum, Inc., 6.25%, 3/15/2023 (a)	65,000	57,038

MEG Energy Corp., 144A, 6.375%, 1/30/2023	20,000	19,300

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	15

	Principal Amount ($)	Value ($)

Nabors Industries, Inc.:

4.625%, 9/15/2021	57,000	53,865

5.0%, 9/15/2020	20,000	19,550

Newfield Exploration Co., 5.75%, 1/30/2022	102,000	108,885

NGPL PipeCo LLC, 144A, 4.375%, 8/15/2022	145,000	150,308

Oasis Petroleum, Inc.:

6.875%, 3/15/2022	35,000	32,638

6.875%, 1/15/2023	35,000	32,025

Parsley Energy LLC, 144A, 6.25%, 6/1/2024	110,000	113,850

Peabody Energy Corp., 144A, 6.0%, 3/31/2022	85,000	85,425

Precision Drilling Corp.:

6.5%, 12/15/2021	18,888	18,510

7.75%, 12/15/2023	35,000	34,001

Range Resources Corp., 5.0%, 8/15/2022	103,000	96,562

Southwestern Energy Co., 4.1%, 3/15/2022	20,000	19,200

Sunoco LP, 4.875%, 1/15/2023	90,000	92,362

Targa Resources Partners LP:

4.25%, 11/15/2023	145,000	146,087

5.25%, 5/1/2023	55,000	55,481

Whiting Petroleum Corp., 5.75%, 3/15/2021	93,000	88,818

		2,422,579

Financials 3.7%

Ally Financial, Inc.:

3.875%, 5/21/2024	25,000	25,870

5.125%, 9/30/2024	50,000	54,625

CIT Group, Inc., 5.0%, 8/15/2022	195,000	206,583

Lions Gate Capital Holdings LLC, 144A, 6.375%, 2/1/2024	15,000	15,861

Navient Corp.:

5.5%, 1/25/2023	50,000	51,625

6.625%, 7/26/2021	9,000	9,450

7.25%, 1/25/2022	210,000	226,275

Springleaf Finance Corp., 6.125%, 3/15/2024	30,000	32,287

		622,576

Health Care 9.8%

Avantor, Inc., 144A, 6.0%, 10/1/2024	100,000	107,153

Bausch Health Companies, Inc.:

144A, 5.75%, 8/15/2027	100,000	108,083

144A, 6.125%, 4/15/2025	100,000	103,625

144A, 7.0%, 3/15/2024	185,000	194,428

Centene Corp., 4.75%, 5/15/2022	80,000	81,616

HCA, Inc., 7.5%, 2/15/2022	269,000	298,133

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration High Income Fund

	Principal Amount ($)	Value ($)

Tenet Healthcare Corp.:

144A, 4.625%, 9/1/2024	200,000	205,736

144A, 4.875%, 1/1/2026	320,000	328,400

5.125%, 5/1/2025	50,000	50,690

6.75%, 6/15/2023	45,000	47,258

Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	92,000	84,180

Universal Health Services, Inc., 144A, 4.75%, 8/1/2022	55,000	55,412

		1,664,714

Industrials 5.6%

ADT Corp., 6.25%, 10/15/2021	182,000	193,830

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	47,000	49,867

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	102,000	103,657

144A, 6.0%, 10/15/2022	100,000	99,875

144A, 6.125%, 1/15/2023	50,000	50,925

Builders FirstSource, Inc., 144A, 5.625%, 9/1/2024	35,000	36,400

Colfax Corp.:

144A, 6.0%, 2/15/2024	30,000	31,751

144A, 6.375%, 2/15/2026	15,000	16,139

DAE Funding LLC:

144A, 4.5%, 8/1/2022	12,000	12,180

144A, 5.25%, 11/15/2021	30,000	31,200

GFL Environmental, Inc., 144A, 5.375%, 3/1/2023	40,000	40,492

Itron, Inc., 144A, 5.0%, 1/15/2026	45,000	46,364

Moog, Inc., 144A, 5.25%, 12/1/2022	20,000	20,325

OI European Group BV, 144A, 4.0%, 3/15/2023	80,000	80,500

Park Aerospace Holdings Ltd.:

144A, 4.5%, 3/15/2023	20,000	20,696

144A, 5.25%, 8/15/2022	67,000	70,611

TransDigm, Inc., 6.0%, 7/15/2022	50,000	50,750

		955,562

Information Technology 0.8%
NCR Corp., 5.0%, 7/15/2022	135,000	136,519

Materials 10.4%

AK Steel Corp., 7.5%, 7/15/2023	35,000	35,175

Ardagh Packaging Finance PLC, 144A, 4.25%, 9/15/2022	232,000	235,011

Ashland LLC, 4.75%, 8/15/2022	100,000	104,750

Berry Global, Inc., 5.5%, 5/15/2022	20,000	20,275

CF Industries, Inc.:

3.45%, 6/1/2023	50,000	50,750

7.125%, 5/1/2020	30,000	30,825

Chemours Co., 6.625%, 5/15/2023	110,000	108,625

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	17

	Principal Amount ($)	Value ($)

Crown Americas LLC, 4.75%, 2/1/2026	40,000	41,850

Freeport-McMoRan, Inc.:

3.55%, 3/1/2022	391,000	391,977

5.0%, 9/1/2027	120,000	119,413

Graphic Packaging International LLC, 4.75%, 4/15/2021	75,000	77,438

Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	106,000	109,445

Mauser Packaging Solutions Holding Co., 144A, 5.5%, 4/15/2024	120,000	123,294

Mercer International, Inc., 6.5%, 2/1/2024	40,000	41,000

Reynolds Group Issuer, Inc., 6.875%, 2/15/2021	242,576	243,183

Steel Dynamics, Inc., 5.25%, 4/15/2023	40,000	40,700

		1,773,711

Real Estate 5.0%

CyrusOne LP, (REIT), 5.0%, 3/15/2024	160,000	165,600

Equinix, Inc., (REIT), 5.375%, 4/1/2023	120,000	122,664

Iron Mountain, Inc.:

(REIT), 5.75%, 8/15/2024	100,000	101,000

(REIT), 6.0%, 8/15/2023	100,000	102,360

iStar, Inc., (REIT), 4.75%, 10/1/2024	40,000	40,703

MGM Growth Properties Operating Partnership LP, (REIT), 5.625%, 5/1/2024	110,000	120,587

SBA Communications Corp.:

(REIT), 4.0%, 10/1/2022	102,000	104,040

(REIT), 4.875%, 7/15/2022	50,000	50,668

Starwood Property Trust, Inc., (REIT), 3.625%, 2/1/2021	35,000	35,131

		842,753

Utilities 2.7%

AES Corp.:

4.0%, 3/15/2021	35,000	35,656

4.875%, 5/15/2023	116,000	118,030

5.5%, 4/15/2025	50,000	51,938

Calpine Corp., 5.375%, 1/15/2023	110,000	111,375

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	30,000	30,900

NRG Energy, Inc., 7.25%, 5/15/2026	100,000	109,525

		457,424
Total Corporate Bonds (Cost $12,914,123)		13,003,271

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration High Income Fund

	Principal Amount ($)	Value ($)

Loan Participations and Assignments 19.2%
Senior Loans *

Communication Services 2.8%

Charter Communications Operating LLC, Term Loan B, 3-month USD LIBOR + 2.000%, 4.05%, 4/30/2025	196,500	197,913

Sprint Communications, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 4.563%, 2/2/2024	171,668	170,702

Zayo Group LLC, Term Loan, 1-month USD LIBOR + 2.250%, 4.294%, 1/19/2024	100,000	100,344

		468,959

Consumer Discretionary 2.9%

1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.294%, 2/16/2024	94,778	95,204

Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.750%, 4.794%, 12/22/2024	98,250	97,716

Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.250%, 4.294%, 2/28/2025	66,850	66,491

Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 3.768%, 6/22/2026	79,188	79,748

IAA, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.313%, 6/28/2026	32,505	32,708

KAR Auction Services, Inc., Term Loan B6, 1-month USD LIBOR + 2.250%, 4.313%, 9/13/2026	19,679	19,796

Nielsen Finance LLC, Term Loan B4, 1-month USD LIBOR + 2.000%, 4.042%, 10/4/2023	98,241	98,303

		489,966

Consumer Staples 2.7%

Albertsons LLC, Term Loan B8, 1-month USD LIBOR + 2.750%, 4.794%, 8/17/2026	29,693	29,913

Energizer Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.375%, 12/17/2025	101,091	101,282

JBS USA Lux S.A., Term Loan B, 1-month USD LIBOR + 2.500%, 4.546%, 5/1/2026	174,125	175,141

Post Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.04%, 5/24/2024	59,672	59,929

U.S. Foods, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.044%, 6/27/2023	97,975	98,454

		464,719

Financials 1.0%

Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD LIBOR + 1.750%, 3.794%, 1/15/2025	62,929	63,241

SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.05%, 4/11/2025	98,246	98,426

		161,667

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	19

	Principal Amount ($)	Value ($)

Health Care 2.1%

Bausch Health Companies, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.039%, 6/2/2025	74,733	75,123

DaVita, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.294%, 8/12/2026	70,000	70,477

HCA, Inc., Term Loan B10, 1-month USD LIBOR + 2.000%, 4.044%, 3/13/2025	108,480	108,975

IQVIA, Inc., Term Loan B2, 3-month USD LIBOR + 2.000%, 4.104%, 1/17/2025	98,000	98,613

		353,188

Industrials 2.4%

American Airlines, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.028%, 12/14/2023	98,990	99,061

Aramark Services, Inc., Term Loan B2, 1-month USD LIBOR + 1.750%, 3.794%, 3/28/2024	59,055	59,239

H.B. Fuller Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.044%, 10/20/2024	83,286	83,063

TransDigm, Inc., Term Loan E, 3-month USD LIBOR + 2.500%, 4.544%, 5/30/2025	73,875	73,678

XPO Logistics, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.044%, 2/24/2025	97,549	98,142

		413,183

Information Technology 2.4%

Change Healthcare Holdings LLC, Term Loan B, 1-month USD LIBOR + 2.500%, 4.544%, 3/1/2024	78,692	78,432

Dell International LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.05%, 9/19/2025	285,000	286,680

Science Applications International Corp., Term Loan B, 1-month USD LIBOR + 1.750%, 3.794%, 10/31/2025	49,625	49,682

		414,794

Materials 2.3%

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 3.854%, 6/1/2024	98,747	98,916

Berry Global, Inc., Term Loan Q, 1-month USD LIBOR + 2.250%, 4.299%, 10/1/2022	93,920	94,475

Ineos U.S. Finance LLC, Term Loan B, 2-month USD LIBOR + 2.000%, 4.044%, 3/31/2024	98,250	97,250

Reynolds Group Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 4.794%, 2/5/2023	97,985	98,277

		388,918

Utilities 0.6%
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.61%, 1/15/2024	97,954	98,331
Total Loan Participations and Assignments (Cost $3,251,740)		3,253,725

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration High Income Fund

	Shares	Value ($)
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (b) (c) (Cost $122,928)	122,928	122,928

Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 1.96% (b) (Cost $572,224)	572,224	572,224

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $16,861,015)	99.9	16,952,148
Other Assets and Liabilities, Net	0.1	10,884

Net Assets	100.0	16,963,032

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2019 are as follows:

Value ($) at 9/30/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Reali- zed Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2019	Value ($) at 9/30/2019
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (b) (c)
—	122,928 (d)	—	—	—	930	—	122,928	122,928
Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 1.96% (b)
23,689	6,698,994	6,150,459	—	—	13,289	—	572,224	572,224
23,689	6,821,922	6,150,459	—	—	14,219	—	695,152	695,152

*

Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of September 30, 2019.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2019 amounted to $118,141, which is 0.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2019.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	21

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Corporate Bonds	$—	$13,003,271	$—	$13,003,271
Loan Participations and Assignments	—	3,253,725	—	3,253,725
Short-Term Investments (e)	695,152	—	—	695,152
Total	$695,152	$16,256,996	$—	$16,952,148

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration High Income Fund

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $16,165,863) — including $118,141 of securities loaned	$16,256,996
Investment in DWS Government & Agency Securities Portfolio (cost $122,928)*	122,928
Investment in DWS Central Cash Management Government Fund (cost $572,224)	572,224
Cash	50,035
Receivable for investments sold	504
Interest receivable	173,911
Other assets	4,283
Total assets	17,180,881

Liabilities
Payable upon return of securities loaned	122,928
Accrued Trustees’ fees	691
Other accrued expenses and payables	94,230
Total liabilities	217,849
Net assets, at value	$16,963,032

Net Assets Consist of
Distributable earnings (loss)	(109,528)
Paid-in capital	17,072,560
Net assets, at value	$16,963,032

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	23

Statement of Assets and Liabilities as of September 30, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($839,576 ÷ 84,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92

Maximum offering price per share (100 ÷ 97.25 of $9.92)	$10.20
Class R6

Net Asset Value, offering and redemption price per share ($107,633 ÷ 10,853 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92
Class S

Net Asset Value, offering and redemption price per share ($168,495 ÷ 16,989 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92
Institutional Class

Net Asset Value, offering and redemption price per share ($15,847,328 ÷ 1,597,949 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration High Income Fund

Statement of Operations

for the year ended September 30, 2019

Investment Income
Income:

Interest	$738,851
Income distributions — DWS Central Cash Management Government Fund	13,289
Securities lending income, net of borrower rebates	930
Total income	753,070
Expenses:

Management fee	63,635
Administration fee	15,909
Services to shareholders	815
Service fee	662
Custodian fee	31,064
Pricing service fee	16,586
Professional fees	67,079
Reports to shareholders	41,599
Registration fees	57,134
Trustees’ fees and expenses	2,781
Other	4,641
Total expenses before expense reductions	301,905
Expense reductions	(205,642)
Total expenses after expense reductions	96,263
Net investment income	656,807

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,613
Change in net unrealized appreciation (depreciation) on investments	190,888
Net gain (loss)	199,501
Net increase (decrease) in net assets resulting from operations	$856,308

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	25

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended September 30, 2019	Period Ended September 30, 2018*

Operations:

Net investment income (loss)	$656,807	$464,259
Net realized gain (loss)	8,613	(57,280)
Change in net unrealized appreciation (depreciation)	190,888	(99,755)
Net increase (decrease) in net assets resulting from operations	856,308	307,224
Distributions to shareholders:

Class A	(15,877)	(3,447)
Class R6	(5,062)	(3,324)
Class S	(7,299)	(4,274)
Institutional Class	(745,156)	(488,621)
Total distributions	(773,394)	(499,666)
Fund share transactions:

Proceeds from shares sold	784,995	122,009
Reinvestment of distributions	773,394	499,666
Payments for shares redeemed	(92,311)	(15,193)
Net increase (decrease) in net assets from Fund share transactions	1,466,078	606,482
Increase (decrease) in net assets	1,548,992	414,040
Net assets at beginning of period (initial capital)	15,414,040	15,000,000

Net assets at end of period	$16,963,032	$15,414,040

*	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration High Income Fund

Financial Highlights

	Year Ended September 30,	Period Ended
Class A	2019	9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:

Net investment income[b]	.38	.30
Net realized and unrealized gain (loss)	.12	(.11)
Total from investment operations	.50	.19
Less distributions from:

Net investment income	(.46)	(.31)
Net asset value, end of period	$9.92	$9.88
Total Return (%)[c,d]	5.20	1.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.84	.18
Ratio of expenses before expense reductions (%)	2.13	1.67	*
Ratio of expenses after expense reductions (%)	.84	.78	*
Ratio of net investment income (%)	3.86	3.82	*
Portfolio turnover rate (%)	37	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	27

	Year Ended September 30,	Period Ended
Class R6	2019	9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$9.87	$10.00
Income (loss) from investment operations:

Net investment income[b]	.41	.30
Net realized and unrealized gain (loss)	.12	(.10)
Total from investment operations	.53	.20
Less distributions from:

Net investment income	(.48)	(.33)
Net asset value, end of period	$9.92	$9.87
Total Return (%)[c]	5.52	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.11	.10
Ratio of expenses before expense reductions (%)	1.91	1.52	*
Ratio of expenses after expense reductions (%)	.60	.60	*
Ratio of net investment income (%)	4.14	3.93	*
Portfolio turnover rate (%)	37	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration High Income Fund

	Year Ended September 30,	Period Ended
Class S	2019	9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$9.87	$10.00
Income (loss) from investment operations:

Net investment income[b]	.41	.31
Net realized and unrealized gain (loss)	.12	(.11)
Total from investment operations	.53	.20
Less distributions from:

Net investment income	(.48)	(.33)
Net asset value, end of period	$9.92	$9.87
Total Return (%)[c]	5.53	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17	.13
Ratio of expenses before expense reductions (%)	1.95	1.55	*
Ratio of expenses after expense reductions (%)	.60	.60	*
Ratio of net investment income (%)	4.13	3.95	*
Portfolio turnover rate (%)	37	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	29

	Year Ended September 30,	Period Ended
Institutional Class	2019	9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$9.87	$10.00
Income (loss) from investment operations:

Net investment income[b]	.41	.30
Net realized and unrealized gain (loss)	.12	(.10)
Total from investment operations	.53	.20
Less distributions from:

Net investment income	(.48)	(.33)
Net asset value, end of period	$9.92	$9.87
Total Return (%)[c]	5.52	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	15
Ratio of expenses before expense reductions (%)	1.89	1.49	*
Ratio of expenses after expense reductions (%)	.60	.60	*
Ratio of net investment income (%)	4.13	3.93	*
Portfolio turnover rate (%)	37	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration High Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration High Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or

DWS Short Duration High Income Fund	|	31

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund’s Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co. as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to

32	|	DWS Short Duration High Income Fund

obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of September 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2019, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral

DWS Short Duration High Income Fund	|	33

supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2019, the Fund had a net tax basis capital loss carryforward of approximately $116,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($75,000) and long-term losses ($41,000).

The Fund has reviewed the tax positions for the open tax period as of September 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly.

34	|	DWS Short Duration High Income Fund

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2019, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$7,048
Capital loss carryforward	$(116,000)
Net unrealized appreciation (depreciation) on investments	$(240)

At September 30, 2019, the aggregate cost of investments for federal income tax purposes was $16,952,388. The net unrealized depreciation for all investments based on tax cost was $240. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $180,796 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $181,036.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended September 30, 2019	Period Ended September 30, 2018**
Distributions from ordinary income*	$773,394	$499,666

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

DWS Short Duration High Income Fund	|	35

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended September 30, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $6,709,035 and $5,624,709 respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.40%.

For the period from October 1, 2018 through January 31, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	.85%
Class R6	.60%
Class S	.60%
Institutional Class	.60%

36	|	DWS Short Duration High Income Fund

For the year ended September 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$4,319
Class R6	1,365
Class S	2,024
Institutional Class	197,934
$205,642

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2019, the Administration Fee was $15,909, of which $1,394 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2019
Class A	$44	$5
Class R6	21	4
Class S	84	23
Institutional Class	355	70
	$504	$102

In addition, for the year ended September 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$129
Class S	2
$131

Service Fees. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) at an annual rate of up to 0.25% of average daily net assets for Class A.

DWS Short Duration High Income Fund	|	37

DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2019	Annual Rate
Class A	$662	$277	.20%

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ending September 30, 2019.

In addition, a deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. There were no deferred sales charge for Class A shares for the year ending September 30, 2019.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ending September 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $24,831, of which $6,335 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal

38	|	DWS Short Duration High Income Fund

and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2019.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2019		Period Ended September 30, 2018*
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	70,855	$700,219	8,068	$79,630
Class S	3,080	30,275	4,272	42,379
Institutional Class	5,504	54,501	—	—
		$784,995		$122,009

DWS Short Duration High Income Fund	|	39

	Year Ended September 30, 2019		Period Ended September 30, 2018*
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	1,612	$15,877	349	$3,447
Class R6	516	5,062	337	3,324
Class S	744	7,299	434	4,274
Institutional Class	75,975	745,156	49,517	488,621
		$773,394		$499,666

Shares redeemed
Class A	(6,289)	$(62,261)	—	$—
Class S	—	—	(1,541)	(15,193)
Institutional Class	(3,047)	(30,050)	—	—
		$(92,311)		$(15,193)

Net increase (decrease)
Class A	66,178	$653,835	8,417	$83,077
Class R6	516	5,062	337	3,324
Class S	3,824	37,574	3,165	31,460
Institutional Class	78,432	769,607	49,517	488,621
		$1,466,078		$606,482

Initial capital
Class A	—	$—	10,000	$100,000
Class R6	—	—	10,000	100,000
Class S	—	—	10,000	100,000
Institutional Class	—	—	1,470,000	14,700,000
		$—		$15,000,000

*	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

G. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees has authorized the Fund’s termination and liquidation, effective on or about January 27, 2020 (the “Liquidation Date”). Accordingly, the Fund will involuntarily redeem all of its outstanding shares on the Liquidation Date. Effective December 4, 2019, in connection with the liquidation, the Fund, with certain exceptions, will be closed to new investors.

40	|	DWS Short Duration High Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Short Duration High Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2019 and the period from December 18, 2017 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Institutional Funds) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2019 and the period from December 18, 2017 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

DWS Short Duration High Income Fund	|	41

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 26, 2019

42	|	DWS Short Duration High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 to September 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Short Duration High Income Fund	|	43

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,028.40	$1,029.50	$1,029.50	$1,029.50
Expenses Paid per $1,000*	$4.27	$3.05	$3.05	$3.05

Hypothetical 5% Fund Return	Class A	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,020.86	$1,022.06	$1,022.06	$1,022.06
Expenses Paid per $1,000*	$4.26	$3.04	$3.04	$3.04

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class R6	Class S	Institutional Class
DWS Short Duration High Income Fund	.84%	.60%	.60%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	|	DWS Short Duration High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Short Duration High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part

DWS Short Duration High Income Fund	|	45

of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2018, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

46	|	DWS Short Duration High Income Fund

Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the

DWS Short Duration High Income Fund	|	47

profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund, and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS Short Duration High Income Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Short Duration High Income Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS Short Duration High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Short Duration High Income Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

52	|	DWS Short Duration High Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Short Duration High Income Fund	|	53

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class S	Institutional Class
Nasdaq Symbol	DSHAX	DSHSX	DSHIX
CUSIP Number	25155T 247	25155T 221	25155T 213
Fund Number	1024	2024	1424

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DSHRX
CUSIP Number	25155T 239
Fund Number	1624

54	|	DWS Short Duration High Income Fund

Notes

DSDHIF-2

(R-061214-4 11/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Short Duration High Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$41,433	$0	$8,755	$0
2018	$46,402	$0	$5,500	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,755	$740,482	$0	$749,237
2018	$5,500	$470,936	$513,130	$989,566

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2019